UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 14, 2004 (July 12, 2004)

Koss Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-3295	39-1168275

(State or other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(414) 964-5000

Item 7. Financial Statements and Exhibits.
Items 9 & 12. Regulation FD Disclosure and Results of Operations and Financial Condition.
SIGNATURES
INDEX TO EXHIBITS
Press Release

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

99.1	Press Release dated July 12, 2004, announcing financial results for the quarter ended June 30, 2004 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).

Items 9 & 12. Regulation FD Disclosure and Results of Operations and Financial Condition.

     On July 12, 2004, Koss Corporation issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

     The information in this report is being furnished (i) pursuant to Regulation FD, and (ii) pursuant to Item 12 Results of Operations and Financial Condition. In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 14, 2004	KOSS CORPORATION
	By:	/s/ Michael J. Koss
Michael J. Koss
Chief Executive Officer, President and Chief Financial Officer

3

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release dated July 12, 2004, announcing financial results for the quarter ended June 30, 2004 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).

4